EXHIBIT 10.1.5

                           www.avert.com i www.adp.com

                         Consumer Report User Agreement

          YOUR AVERT CUSTOMER NUMBER IS: _____________________________


__Avert should assign one Avert customer number to correspond with the unique Company Code/Region Code of the ADP client.
__ Avert should assign multiple Avert customer numbers to correspond with the multiple Company Codes/Region Codes associated with this ADP client. Multiple User Agreements are attached for each Avert customer number.
__This client requires a unique set up design for billing, delivery, or multiple Avert customer numbers, etc. Avert, Inc. should contact the ADP client before activating the account.

Business Name (User) ___________________________________________________________
Address ________________________________________________________________________
         Street             City                   State               Zip Code
Phone # _____________________ Fax # ________________________E-mail Address _____
Main Contact Name (s) __________________________________________________________
                      First                        Last              Title
Billing Contact Name (if different from main contact)
________________________________________________________________________________
Phone # _____________________ Fax # ________________________E-mail Address _____
Please describe your company's business. _______________________________________
Standard Industry Code (SIC Code) __________________ How long has your company been in business? ____________Years Identify one principal (or owner) of your business or symbol if company is publicly traded.

----------------------- ---------------------- -------------------- ------------
Name                   Title                   Phone                Symbol

User certifies that the "Terms for Consumer Report User Agreement" have been read and agrees to the terms as written.
X_______________________________________________________________________________
User Authorized Signature                         Title                     Date

--------------------------------------------------------------------------------
Avert, Inc. Authorized Signature                  Title                     Date

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ADP (Majors) District Manager                                               Date

_____ [a] Total # of CURRENT Employees ADPSecureHire (check the appropriate box)
_____ [b] Forecast  Annual # of NEW Hires __#1 __#2 __#3 __#____
_____ [c] Forecast Annual # of REPLACEMENT Hires
_____ Total Turnover Rate Percentage (b+c)/a

Monthly Subscription Fee Amount $__________
One Time Set Up Fee $ 150.00
Transaction Date: Will be between the 1st and 5th business day of each month. Bank Name _______________________________ Account Name _________________________
Bank Address ___________________________________________________________________
             Street          City                  State                   Zip
Bank Phone ____________________________ Bank Contact Name ______________________
Bank Transit /ABA # _______________ Account Number _____________________________

User certifies that the "Terms for Consumer Report User Agreement" have been read and agrees to the terms as written.
X_______________________________________________________________________________
 User Authorized Signature                       Title                     Date

--------------------------------------------------------------------------------
Avert, Inc. Authorized Signature                 Title                     Date

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ADP (EBS) District Manager

ADP Company Code: ___ ___ ___ ADP Region Code: ___ ___ ___
ADP Sales Office Code: ___ ___ ___ ___ DM Code: ___ ___
[ ] Client [ ] Prospect [ ] Standalone [ ] Upgrade Platform: __AP __EZPay
DM Name: _______________________________________ DM Phone ( _____ ) ____________


MAJORSEMPUA99.04
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                                                       NOTES: (for ADP use only)
Terms for Consumer Report User Agreement
This agreement by and between Avert, Inc. and the company named on the Consumer Report User Agreement (User) and/or its designated agent(s) consists of the following understandings and conditions:

User certifies and agrees to:
1. Use the services of and the reports received from Avert in strict compliance with all provisions of the Fair Credit Reporting Act (FCRA), Public Law 91-508 and the Americans with Disabilities Act (ADA 1990), and all other applicable federal and state laws and regulations including federal and state equal opportunity laws and regulations.

2. Review the Notice to Users of Consumer Reports: Obligations of Users under the FCRA at www.avert.com/avertnet and perform legal obligations as set forth in said Notice.

3. Use the information provided by Avert for the User' s exclusive use only, except to disclose said information to the subject of the report, and for employment purposes only, and only in accordance with applicable law.

4. Make a clear and conspicuous disclosure to the applicant or employee, in writing and in a separate document, that a consumer report may be obtained for employment purposes.

5. Make a clear and accurate disclosure to the applicant or employee if an investigative consumer report (reference check) will be obtained, including a statement informing the subject of the report that additional information is available if requested.

6. Obtain the proper written authorization from the applicant or employee for any consumer report prior to requesting any report.

7. Provide proper notice to the applicant or employee, a copy of the report obtained, and a Summary of Rights, as required by the FCRA, if an adverse decision regarding employment is going to be made due to information in any report obtained from Avert, Inc.

8.  Ensure  that  reports   will  be  requested   only  by  User'  s  designated
representatives and forbid employees from obtaining reports on themselves, associates or any other person except in the exercise of their official duties.

9. Maintain a file of all applicant release authorizations and make such file available for review by ADP or Avert.

10. Recognize that information is obtained and managed by fallible sources, and that for the fee charged, Avert does not guarantee or insure the accuracy or the depth of information provided.

11. Assume responsibility for the final verification of the applicant' s identity.

12. Base employment decisions or any actions on the User' s lawful policies and procedures and recognize that Avert employees are not allowed to render any legal opinions regarding information contained in a consumer report.


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13.  Recognize that once Avert,  Inc. has delivered your customer  number to the
main  contact   person  listed  on  this   agreement,   that  the  security  and
dissemination of this unique customer number is the responsibility of the person signing this agreement. Avert will neither release information nor take orders for services unless the customer number is provided.

14. Order the Subscription Product offered through the Avert/ADP partnership for new and potential employees only.

15. Recognize that for the Subscription Fee indicated on the reverse of this agreement, Avert will provide an unlimited number of Subscription Product orders to the User for new and potential employees only.

16. Recognize that the User may order any reports, services and forms in addition to the Subscription Product. Those fee-based Avert reports, services and forms will be billed to the User in addition to the Subscription Fee on a per-transaction basis.

17. Recognize that Avert may adjust the User's Subscription Fee, with 30 days written notice, based on acknowledged receipt of change in employee headcount.

18. Recognize that Avert, Inc. may adjust User' s Subscription Fee, after six months and every six months thereafter, if User' s total turnover rate increases into the range requiring higher custom pricing.

19. Provide credit information on User as may be requested by Avert, Inc. during the course of this agreement.

20. Recognize that payment of the set up fee and prorated first month of Subscription Fee will be processed upon completion of account set up. Any future Subscription Fee and any additional fee-based Avert reports, services and forms will be billed at the beginning of each month.

21. If you are dissatisfied for any reason, notify Avert in writing within 30 days of the date you signed this agreement and your account will be closed and your set up fee (less charges for Subscription Fee and fee-based reports, services and forms) will be refunded.

22. Authorize and request Avert, Inc. to effect payment of any amounts owed by User to Avert Inc., as amounts become due by authorizing debit entries to User' s account at BANK. User hereby authorizes and requests BANK to accept any debit entries initiated by Avert, Inc., and to debit the same to my account without liability for the correctness of the entries. This authorization shall remain in effect unless and until revoked in writing by an authorized representative of User to BANK and Avert, Inc. as per the terms of this agreement.

23. Recognize that User acknowledges that if sufficient funds are not available by the date required pursuant to the foregoing provisions of the Agreement, (1) User will immediately become solely responsible for all amounts owed, and all related penalties and interest due then and thereafter, (2) and all Avert, Inc. services may, at Avert, Inc.' s option, be immediately suspended, (3) neither Bank nor Avert, Inc. will have any further obligation to User or any third party with respect to any such charges and (4) Avert, Inc. may take such action as it deems appropriate to collect Avert, Inc.' s fees.

24. Recognize that if any change is made by Avert, Inc. in the date of the billing cycle on or after which such entries are to be debited to such account, Avert, Inc. shall, within not less than seven (7) calendar days before the first entry to be affected by such change is to be debited to such account, send to User written notification of the new date on or after which such entries are to be debited to such account. The provision will not apply if the User has authorized the initiation of a single entry to his account or if the User has agreed that entries representing indebtedness to his account may be debited at any time after the indebtedness is incurred.



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25.  Recognize  that User may by  written  notice to BANK and Avert,  Inc.  stop payment of any entry initiated or to be initiated by Avert, Inc. to User' s account pursuant to this agreement but such notice must be received by BANK in such time and in such manner as to afford BANK and Avert, Inc. fourteen (14) business days to act on it.

26. Recognize that if an entry is erroneously initiated by Avert, Inc. to User' s account, User shall have the right to have the amount of such entry credited to such account by BANK if within fifteen (15) calendar days following the date on which BANK sent or made available to User a statement of account or notification pertaining to such entry. User shall send or deliver to BANK and Avert, Inc. a written notice identifying such entry, stating that such entry was in error and requesting BANK and Avert, Inc. to credit the amount thereof to such account.

27. Be aware that, if an account remains inactive for twelve consecutive months, it may be closed and a new User Agreement may be required to reopen the account.

28. Acknowledge that a facsimile of this agreement is as valid as an original.

29. Recognize that in order to remain in compliance with laws and regulations governing consumer reporting agencies Avert may make modifications to this agreement from time to time. These modifications may be mailed to the User and the User' s use of Avert' s services after the date specified in the communication will be construed as your agreement and implied consent to these modifications.

Avert agrees to:
1. Comply with all applicable laws in the preparation and transmission of reports as defined in 15 USC-1681 et seq, regulated by the Federal Trade Commission.

2. Follow reasonable quality assurance procedures to assure maximum possible accuracy of information.

3. Re-verify at no cost any disputed report when either the User or the subject makes a request in accordance with applicable law. Avert' s response shall be made in writing and delivered in a timely manner.

4. Maintain consumer report information and transaction details for a minimum of two years. During an inquiry, the subject of the report has the right to learn the name of the User ordering information and has the right to receive a copy of the report ordered by the User when a lawful request is made to Avert.

5. Provide all information to the consumer as required by the Fair Credit Reporting Act.

6.  Maintain   confidentiality   of  its  data   acquisition  and   verification
methodology.

7. Avert may, at its sole discretion, terminate service to any User.

www.avert.com i www.adp.com MAJORSEMPUA99.04